                                                   Annual Report, March 31, 2001
[Rushmore logo appears here]                       AMERICAN GAS INDEX FUND, INC.
                                  4922 Fairmont Avenue, Bethesda, Maryland 20814
                                                 (800) 343-3355   (301) 657-1500
--------------------------------------------------------------------------------


Dear Shareholder:                                                 April 19, 2001

I am pleased to report that the American Gas           Top Five Performers
Index Fund's total return of 32.88% for the
fiscal year ended March 31, 2001, was the
second highest fiscal year return since the         (Price Change: Year Ended
Fund's launch in May of 1989. During the                 March 31, 2001)
same time period, the Fund's benchmark, the
Dow Jones Utilities Index, returned 35.34%.        Energen Corp.        121.49%
The Fund compared quite favorably to the S&P       PPL Corp.            109.96%
500 Index's negative (21.66)% return for the       Reliant Energy, Inc.  93.07%
same period. The average annual return since       Energy Corp.          88.24%
inception for the Fund is 12.24% while the         NiSource, Inc.        84.41%
Dow Jones Utilities returned 5.59% for the
same period. During the past 12 months the
Fund distributed dividends of $0.5247 and
capital gains of $2.5133 per share. Eighty-           Bottom Five Performers
four percent of the Fund's holdings
increased in share value and of the ten
largest investments, which account for 47%           (Price Change: Year Ended
of assets, only two holdings posted negative              March 31, 2001)
returns for the 12 months ended March 31,
2001.                                              Montana Power Co.    -77.97%
                                                   Avista Corp.         -56.76%
Acknowledging the Fund's performance,              PG & E Corp.         -40.71%
Morningstar recently awarded the American          Citizens Communi-
Gas Index Fund a five-star rating. This             cations Co.         -22.75%
rating is intended to identify funds that          Enron Corp.          -22.40%
have produced the highest level of returns relative to the risks they have taken. To determine a fund's star rating for a given time period, the fund's Morningstar Risk
Score is subtracted from its Morningstar
Return Score. The result is plotted on a bell curve and a fund receives five stars
(the highest rating) if it scores in the top ten percent of its broad asset class.

According to the vast majority of financial          Total Return Comparison
and energy analysts, the Fund benefited from         (Year ended March 31, 2001)
several macro-influences. First, the return
to a more normal winter weather pattern in
most parts of the country stimulated demand          American Gas
driving cash flow and earnings. Second, the           Index Fund        32.88%
electricity crisis in California attracted           Dow Jones
national attention on the increasing                  Utilities         35.34%
importance of the role of natural gas in
electrical power generation. Finally, the            The average annual total
volatility and sell-off of the stock markets         return was 32.88% for the
have forced investors to reconsider the              one-year period, 16.92%
underlying fundamentals of equity investing.         for the five-year period,
As a result, companies with actual positive          and 13.39% for the ten-year
cash flow and real earnings came back in             period ended March 31,
favor. This "flight-to-quality" is a strong          2001. Returns are
positive for the majority of the Fund's              historical and include
holdings.                                            changes in principal and
                                                     reinvested dividends and
                                                     capital gains. Your return
                                                     and principal will vary and
                                                     you may have a gain or loss
                                                     when you sell shares.

The government and private forecasters continue to predict increasing demand for natural gas. Political leaders are considering renewed incentives and removal of barriers for supply and delivery of natural gas in both the domestic markets and Canada. In addition, the reactivation and expansion of liquefied natural gas ("LGN") infrastructure is proceeding on an accelerated basis. LGN is economically attractive and also enables the nation to utilize the world's vast natural gas reserves without being dependent on any one-supply source. All of these factors indicate the potential continued growth of gas energy companies and a bright future for the American Gas Index Fund.

As we've previously communicated to you, on April 1, 2001, Money Management Associates, the Fund's investment adviser, became a subsidiary of Friedman, Billings, Ramsey Group, Inc., a New York Stock Exchange listed financial services company. As a result, certain personnel have been added to the portfolio management team. The Fund's investment objective, management style and fees will not vary as a result of these changes.

As always we thank you for your past support and continued participation. As always we welcome the opportunity to discuss our funds with you. To receive a free prospectus and to discuss issues related to your particular account, contact a shareholder services representative at (800) 821-3460. Please read the prospectus before you invest.

Sincerely,

/s/ Richard J. Garvey
-----------------------------
Richard J. Garvey
Chairman of the Board

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                                       2

                                                 American Gas Index Fund, Inc.
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--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
March 31, 2001

                                                            Value     Percent of
                                                 Shares    (Note 1)   Net Assets
                                                 ------- ------------ ----------
COMMON STOCKS
 Duke Energy Corp............................... 340,000 $ 14,531,600    5.39%
 NiSource, Inc.................................. 450,000   14,004,000    5.20
 The Williams Companies, Inc.................... 315,000   13,497,750    5.01
 KeySpan Energy Corp............................ 345,000   13,154,850    4.88
 Enron Corp..................................... 225,000   13,072,500    4.85
 El Paso Energy Corp............................ 200,000   13,060,000    4.85
 Reliant Energy, Inc............................ 280,000   12,670,000    4.70
 Dominion Resources, Inc........................ 185,000   11,926,950    4.43
 Public Service Enterprise Group, Inc........... 265,000   11,437,400    4.24
 Xcel Energy, Inc............................... 310,000    9,334,100    3.46
 NICOR, Inc..................................... 185,000    6,894,950    2.56
 CMS Energy Corp................................ 200,000    5,918,000    2.20
 National Fuel Gas Co........................... 110,000    5,893,800    2.19
 Peoples Energy Corp............................ 150,000    5,830,500    2.16
 PG&E Corp...................................... 450,000    5,602,500    2.08
 Washington Gas Light Co........................ 200,000    5,530,000    2.06
 Questar Corp................................... 195,000    5,343,000    1.98
 MCN Energy Group, Inc.......................... 200,000    5,160,000    1.91
 AGL Resources, Inc............................. 222,000    4,864,020    1.80
 Equitable Resources, Inc.......................  70,000    4,830,000    1.79
 Consolidated Edison, Inc....................... 125,100    4,641,210    1.72
 Piedmont Natural Gas Co., Inc.................. 130,000    4,615,000    1.71
 Southern Union Co.............................. 216,000    4,536,000    1.68
 Exelon Corp....................................  60,000    3,936,000    1.46
 ONEOK, Inc.....................................  90,000    3,680,100    1.37
 Vectren Corporation............................ 150,000    3,210,000    1.19
 Southwest Gas Corp............................. 140,000    2,919,000    1.08
 Atmos Energy Corp.............................. 121,800    2,898,840    1.08
 UtiliCorp United, Inc..........................  85,000    2,750,600    1.02
 New Jersey Resources Corp......................  65,000    2,674,750    0.99
 Constellation Energy Group, Inc................  55,000    2,425,500    0.90
 Northwest Natural Gas Company.................. 100,000    2,400,000    0.89
 Energy East Corp............................... 133,300    2,312,755    0.86
 MDU Resources Group, Inc.......................  60,000    2,143,200    0.80
 OGE Energy Corp................................  90,000    2,069,100    0.77
 Texas Utilities Co.............................  45,000    1,859,400    0.69
 Energen Corp...................................  50,000    1,765,000    0.65


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                                       3

                                                 American Gas Index Fund, Inc.
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--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (continued)
March 31, 2001

                                                            Value     Percent of
                                                 Shares    (Note 1)   Net Assets
                                                 ------- ------------ ----------
COMMON STOCKS (continued)
 Laclede Gas Co.................................  75,000 $  1,747,500     0.65%
 Wisconsin Energy Corp..........................  80,000    1,726,400     0.64
 Progress Energy, Inc...........................  40,000    1,722,800     0.64
 Niagara Mohawk Holdings, Inc.*................. 100,000    1,690,000     0.63
 Cinergy Corp...................................  50,000    1,677,500     0.63
 Citizens Communications Co.*................... 115,000    1,454,750     0.54
 TECO Energy, Inc...............................  45,000    1,348,200     0.50
 South Jersey Industries, Inc...................  45,000    1,327,500     0.49
 NUI Corp.......................................  45,000    1,215,000     0.45
 SEMCO Energy, Inc..............................  70,000      994,000     0.37
 RGS Energy Group, Inc..........................  25,000      925,000     0.34
 Public Service Co. of New Mexico...............  30,000      870,300     0.32
 The Montana Power Co...........................  60,000      846,000     0.31
 UGI Corp.......................................  30,000      734,700     0.27
 NSTAR..........................................  17,850      683,655     0.25
 P P & L Resources, Inc.........................  15,000      659,400     0.24
 Avista Corp....................................  35,000      616,700     0.23
 Northeast Utilities............................  35,000      608,300     0.23
 Connectiv, Inc.................................  20,000      437,000     0.16
 WPS Resources Corp.............................  12,500      426,625     0.16
 Allegheny Energy, Inc..........................   8,800      407,088     0.15
 EnergySouth, Inc...............................  16,000      334,000     0.12
 Southwestern Energy Resources..................  30,000      297,000     0.11
 CH Energy Group, Inc...........................   6,500      287,625     0.11
 Madison Gas & Electric Co......................  10,000      233,750     0.09
 Delta Natural Gas Co., Inc.....................  10,000      193,750     0.07
 Entergy Corp...................................   5,000      190,000     0.07
 Chesapeake Utilities Corp......................  10,000      182,000     0.07
 RGC Resources, Inc.............................   7,500      150,000     0.06
 Sierra Pacific Resources.......................  10,000      148,000     0.05
 Energy West, Inc...............................   7,500       75,000     0.03
 Virginia Gas Co................................  15,000       55,312     0.02
 ALLETE.........................................   2,000       51,640     0.02
 UNITIL Corp....................................   1,000       25,750     0.01
                                                         ------------   ------
Total Common Stocks (Cost $169,483,284).................  257,734,620    95.63
                                                         ------------   ------


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                                       4

                                                 American Gas Index Fund, Inc.
-------------------------------------------------------------------------------
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STATEMENT OF NET ASSETS (continued)
March 31, 2001

                               Value      Percent of
                              (Note 1)    Net Assets
                            ------------  ----------
REPURCHASE AGREEMENT
 With Fuji Securities,
 Inc. dated 3/30/01 at
 5.05% to be repurchased
 at $11,848,319 on 4/2/01,
 collateralized by
 $12,132,283 in U.S.
 Treasury Notes, due
 8/15/05 (Cost
 $11,843,335).............  $ 11,843,335      4.40%
                            ------------    ------
Total Investments (Cost
 $181,326,619)............   269,577,955    100.03
Liabilities In Excess of
 Other Assets.............       (73,578)    (0.03)
                            ------------    ------
Net Assets................  $269,504,377    100.00%
                            ============    ======
Net Asset Value Per Share
 (Based on 13,877,755
 Shares Outstanding)......        $19.42
                            ============
Net Assets Consist of:
 Paid-in Capital..........  $156,240,672
 Accumulated Undistributed
  Net Investment Income...           829
 Accumulated Undistributed
  Net Realized Gain on
  Investments.............    25,011,540
 Net Unrealized
  Appreciation of
  Investments.............    88,251,336
                            ------------
 Net Assets...............  $269,504,377
                            ============

Income Tax Information:
At March 31, 2001, the cost of the investment securities for Federal income tax purposes was $181,897,401. Net unrealized appreciation was $87,680,554 of which $95,677,163 related to appreciated investment securities and $7,996,609 related to depreciated investment securities.

Other Information:
For the year ended March 31, 2001, purchases of securities, excluding short-term securities, were $104,004,884 and sales (including maturities) of securities were $90,110,276.

*Non-income producing
                      See Notes to Financial Statements.


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                                       5

                                                 American Gas Index Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2001

Investment Income
 Dividends.......................................................... $ 8,107,280
 Interest...........................................................   1,110,329
                                                                     -----------
  Total Investment Income...........................................   9,217,609
                                                                     -----------
Expenses
 Investment Advisory Fee (Note 2)...................................   1,016,632
 Accounting and Administrative Service Fee (Note 2).................     889,553
 Administrative Fee (Note 2)........................................     254,158
 Interest Expense...................................................         104
                                                                     -----------
  Total Expenses....................................................   2,160,447
                                                                     -----------
Net Investment Income...............................................   7,057,162
                                                                     -----------
Net Realized Gain on Investment Transactions........................  47,832,013
Change in Net Unrealized Appreciation of Investments................   9,766,486
                                                                     -----------
Net Gain on Investments.............................................  57,598,499
                                                                     -----------
Net Increase in Net Assets Resulting from Operations................ $64,655,661
                                                                     ===========

                       See Notes to Financial Statements.


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                                       6

                                                 American Gas Index Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended March 31,

                                                       2001           2000
                                                   -------------  ------------
Increase (Decrease) in Net Assets
Operations
 Net Investment Income............................ $   7,057,162  $  5,987,825
 Net Realized Gain on Investment Transactions.....    47,832,013    21,478,664
 Change in Net Unrealized Appreciation of
  Investments.....................................     9,766,486     4,480,162
                                                   -------------  ------------
  Net Increase in Net Assets Resulting from
   Operations.....................................    64,655,661    31,946,651
                                                   -------------  ------------
Distributions to Shareholders
 From Net Investment Income.......................    (7,058,018)   (6,063,198)
 From Net Realized Gain on Investments............   (33,056,466)  (15,748,857)
                                                   -------------  ------------
  Total Distributions to Shareholders.............   (40,114,484)  (21,812,055)
                                                   -------------  ------------
Share Transactions
 Net Proceeds from Sales of Shares................   185,284,959    26,860,337
 Reinvestment of Distributions....................    37,649,432    20,383,792
 Cost of Shares Redeemed..........................  (172,464,622)  (63,202,104)
                                                   -------------  ------------
  Net Increase (Decrease) in Net Assets Resulting
   from Share Transactions........................    50,469,769   (15,957,975)
                                                   -------------  ------------
  Total Increase (Decrease) in Net Assets.........    75,010,946    (5,823,379)

Net Assets--Beginning of Year.....................   194,493,431   200,316,810
                                                   -------------  ------------
Net Assets--End of Year........................... $ 269,504,377  $194,493,431
                                                   =============  ============
Shares
 Sold.............................................     9,230,775     1,524,570
 Issued in Reinvestment of Distributions..........     1,915,599     1,297,020
 Redeemed.........................................    (8,756,493)   (3,639,623)
                                                   -------------  ------------
  Net Increase (Decrease) in Shares...............     2,389,881      (818,033)
                                                   =============  ============

                       See Notes to Financial Statements.


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                                       7

                                                 American Gas Index Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                    For the Years Ended March 31,
                             -------------------------------------------------
                               2001      2000      1999       1998      1997
                             --------  --------  --------   --------  --------
Per Share Operating
 Performance:
 Net Asset Value--Beginning
  of Year................... $  16.93  $  16.28  $  18.59   $  14.84  $  13.25
                             --------  --------  --------   --------  --------
 Income from Investment
  Operations:
  Net Investment Income.....     0.52      0.52      0.51       0.47      0.45
  Net Realized and
   Unrealized Gain
   (Loss) on Investments....     5.00      2.07     (1.63)      3.87      1.60
                             --------  --------  --------   --------  --------
   Total from Investment
    Operations..............     5.52      2.59     (1.12)      4.34      2.05
                             --------  --------  --------   --------  --------
 Distributions to
  Shareholders:
  From Net Investment
   Income...................    (0.52)    (0.52)    (0.51)     (0.47)    (0.46)
  From Net Realized Gain....    (2.51)    (1.42)    (0.68)     (0.12)      --
                             --------  --------  --------   --------  --------
   Total Distributions......    (3.03)    (1.94)    (1.19)     (0.59)    (0.46)
                             --------  --------  --------   --------  --------
 Net Increase (Decrease) in
  Net Asset Value...........     2.49      0.65     (2.31)      3.75      1.59
                             --------  --------  --------   --------  --------
 Net Asset Value--End of
  Year...................... $  19.42  $  16.93  $  16.28   $  18.59  $  14.84
                             ========  ========  ========   ========  ========
Total Investment Return.....    32.88%    17.18%    (6.35)%    29.62%    15.60%
Ratios to Average Net
 Assets:
 Expenses...................     0.85%     0.85%     0.85%      0.85%     0.85%
 Net Investment Income......     2.77%     2.95%     2.84%      2.83%     3.06%
Supplementary Data:
 Portfolio Turnover Rate....       38%       16%       10%        13%        8%
 Net Assets at End of Year
  (in thousands)............ $269,504  $194,493  $200,317   $244,368  $213,058
 Number of Shares
  Outstanding at End of Year
  (in thousands)............   13,878    11,488    12,306     13,148    14,353

                       See Notes to Financial Statements.


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                                       8

                                                 American Gas Index Fund, Inc.
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-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

 American Gas Index Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund is authorized to issue 1,000,000,000 shares of $0.001 par value capital stock. The Fund invests primarily in the common stock of natural gas distribution and transmission companies. Since the Fund has a specialized focus, it carries more risk than a fund that invests more generally. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows.

  (a) Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith.

  (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from security transactions are computed on an identified cost basis.

  (c) Net investment income is computed, and dividends are declared quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

  (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 Investment advisory and management services are provided by Money Management Associates (the "Adviser"), a subsidiary of Friedman, Billings, Ramsey Group, Inc. Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets of the Fund. Certain Officers and Directors of the Fund are affiliated with the Adviser.

 FBR National Bank & Trust (formerly Rushmore Trust and Savings, FSB), a subsidiary of the Adviser, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, FBR National Bank & Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund. For these services, FBR National Bank & Trust receives an annual fee of 0.35% of the average daily net assets of the Fund.

 On October 20, 1999, the Adviser and Rushmore Trust and Savings, FSB reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc. The transaction was consummated on April 1, 2001.

 The American Gas Association (A.G.A.) serves as administrator for the Fund. As administrator, A.G.A is responsible for calculating and maintaining the Index and providing the Fund with information concerning the natural gas industry. For these services the Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund.


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                                       9

                                                 American Gas Index Fund, Inc.
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-------------------------------------------------------------------------------


INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of American Gas Index Fund, Inc.

We have audited the statement of net assets of the American Gas Index Fund, Inc. (the Fund) as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Gas Index Fund, Inc. as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Washington, D.C.
April 25, 2001

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                                      10

                                                  [American Gas Index Fund
                                                     logo appears here]

                                                    ---------------------
                                                       Annual Report
                                                    ---------------------


                                                       March 31, 2001